                                                                    EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      I, Gelu Voicu, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Catalyst Semiconductor, Inc. on Form 10-K for the fiscal year ended April 27, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Catalyst Semiconductor, Inc.


Date: July 16, 2003                        By: /s/  Gelu Voicu
                                           -------------------------------------
                                           Gelu Voicu
                                           President and Chief Executive Officer

      I, Thomas E. Gay, III, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Annual Report of Catalyst Semiconductor, Inc. on Form 10-K for the fiscal year ended April 27, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Catalyst Semiconductor, Inc.


Date: July 16, 2003                        By: /s/  Thomas E. Gay, III
                                           -------------------------------------
                                           Thomas E. Gay, III
                                           Vice President of Finance and
                                           Administration and Chief Financial
                                           Officer